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                                                                    EX-99.B9CIV


                               AMENDMENT NO. 4 TO
                                   SCHEDULE A
                           TO DELAWARE GROUP OF FUNDS*
                            FUND ACCOUNTING AGREEMENT


Delaware Group Cash Reserve, Inc.

Delaware Group Equity Funds II, Inc.
        Decatur Income Fund
        Decatur Total Return Fund
        Blue Chip Fund (New)
        Quantum Fund (New)

Delaware Group Equity Funds I, Inc.
        Delaware Fund
        Devon Fund

Delaware Group Tax-Free Money Fund, Inc.

Delaware Group Tax-Free Fund, Inc.
        Tax-Free USA Fund
        Tax-Free Insured Fund
        Tax-Free USA Intermediate Fund

Delaware Group Limited-Term Government Funds, Inc.
        Limited-Term Government Fund
        U.S. Government Money Fund

Delaware Group Trend Fund, Inc.

Delaware Group Income Funds, Inc.
        Delchester Fund
        Strategic Income Fund
        High-Yield Opportunities Fund (New)



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         *Except as otherwise noted, all Portfolios included on this Schedule A are Existing Portfolios for purposes of the compensation described on Schedule B to that Fund Accounting Agreement between Delaware Service Company, Inc. and the Delaware Group of Funds dated as of August 19, 1996 ("Agreement"). All portfolios added to this Schedule A by amendment executed by a Company on behalf of such Portfolio hereof shall be a New Portfolio for purposes of Schedule B to the Agreement. DMC Tax-Free Income Trust - Pennsylvania



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Delaware Group Equity Funds V, Inc.
        Value Fund
        Retirement Income Fund

Delaware Group Global & International Funds, Inc.
        International Equity Fund
        Global Bond Fund
        Global Assets Fund
        Emerging Markets Fund

Delaware Group Equity Funds IV, Inc.
        DelCap Fund
        Capital Appreciation Fund

Delaware Pooled Trust, Inc.
        The Defensive Equity Portfolio
        The Aggressive Growth Portfolio
        The International Equity Portfolio
        The Defensive Equity Small/Mid-Cap Portfolio
        The Defensive Equity Utility Portfolio
        The Labor Select International Equity Portfolio
        The Real Estate Investment Trust Portfolio
        The Fixed Income Portfolio
        The Limited-Term Maturity Portfolio
        The Global Fixed Income Portfolio
        The International Fixed Income Portfolio
        The High-Yield Bond Portfolio

Delaware Group Premium Fund, Inc.
        Equity/Income Series
        High Yield Series
        Capital Reserves Series
        Money Market Series
        Growth Series
        Multiple Strategy Series
        International Equity Series
        Value Series
        Emerging Growth Series
        Global Bond Series

Delaware Group Government Fund, Inc.



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Delaware Group Adviser Funds, Inc.
        Enterprise Fund
        U.S. Growth Fund
        World Growth Fund
        New Pacific Fund
        Federal Bond Fund
        Corporate Income Fund


Dated as of: FEBRUARY 24, 1997

DELAWARE SERVICE COMPANY, INC.


By:      /s/David K. Downes
         David K. Downes
         Senior Vice President/Chief
         Administrative Officer/Chief
         Financial Officer
                            DELAWARE GROUP CASH RESERVE, INC.
                            DELAWARE GROUP EQUITY FUNDS II,    INC.
                            DELAWARE GROUP EQUITY FUNDS I, INC.
                            DELAWARE GROUP TAX-FREE FUND, INC.
                            DELAWARE GROUP TAX-FREE MONEY FUND,INC.
                            DELAWARE GROUP LIMITED-TERM GOVERNMENT FUNDS, INC. DELAWARE GROUP TREND FUND, INC.
                            DELAWARE GROUP INCOME FUNDS, INC.
                            DMC TAX-FREE INCOME TRUST - PENNSYLVANIA
                            DELAWARE GROUP EQUITY FUNDS V, INC.
                            DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS, INC. DELAWARE GROUP EQUITY FUNDS IV, INC.
                            DELAWARE GROUP PREMIUM FUND, INC.
                            DELAWARE GROUP GOVERNMENT FUND, INC.
                            DELAWARE GROUP ADVISER FUNDS, INC.


                             By:  /s/ Wayne A. Stork
                                  ------------------
                                  Wayne A. Stork
                                  Chairman, President and
                                  Chief Executive Officer


                             DELAWARE POOLED TRUST, INC.


                             By: /s/ Wayne A. Stork
                                 ------------------
                                 Wayne A. Stork
                                 Chairman


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